UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2002



                      TEDA TECHNOLOGIES INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

            Nevada                  000-27543                  98-0204680
       (State or Other           (Commission File             (IRS Employer
       Jurisdiction of               Number)                 Identification
        Incorporation)                                          Number)

 Unit #10, 8980 Fraserwood Court, Burnaby, British Columbia, Canada, V5J 5H7
             (Address of principal executive offices)              (Zip Code)

                                 (604) 438-3598
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

                                MOEN AND COMPANY
                              CHARTERED ACCOUNTANTS

PO Box 10129
1400 IBM Tower                                        Telephone:  (604)662-8899
701 West Georgia Street                                     Fax:  (604)662-8809
Vancouver, BC   V7Y 1C6

--------------------------------------------------------------------------------


               REPORT ON REVIEW OF PRO FORMA FINANCIAL INFORMATION

We have reviewed the pro forma adjustments reflecting the transaction described in Note A and the application of those adjustments to the historical amounts in the accompanying pro forma condensed consolidated balance sheet of Teda Technologies International, Inc. as of September 30, 2001, and the pro forma condensed consolidated statement of income for the three months then ended. These historical condensed financial statements are derived from the historical unaudited financial statements of Teda Technologies International, Inc., which were reviewed by other accountants, and of Teda Technologies Inc., which were reviewed by us, appearing elsewhere herein. Such pro forma adjustments are based on management's assumptions as described in Note A. Our review was conducted in accordance with standards established by the American Institute of Certified Public Accountants.

A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion

The objective of this pro forma financial information is to show what the significant effects on the historical information might have been had the transaction occurred at an earlier date. However, the pro forma condensed consolidated financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transaction actually occurred earlier.

Based on our review, nothing came to our attention that caused us to believe that management's assumptions do not provide a reasonable basis for presenting the significant effects directly attributable to the abovementioned transaction described in Note A, that the related pro forma adjustments do not give appropriate effect to those assumptions, or that the pro forma column does not reflect the proper application of those adjustments to the historical financial statement amount in the pro forma condensed consolidated balance sheet as of September 30 2001, and the pro forma condensed consolidated statement of income for the three months then ended.

                                                              "Moen and Company"

                                                           Chartered Accountants
Vancouver, British Columbia, Canada
January 10, 2002

             Teda Technologies International, Inc. and Subsidiaries
              Pro Forma Condensed Consolidated Financial Statement

On October 1, 2001, the Company acquired all of the issued and outstanding shares of the common stock of Teda Technologies Inc. by the issuance of 15,697,000 shares of Teda Technologies International, Inc. representing 94% of its issued capital after giving effect to the agreement.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of Teda Technologies Inc. operations included in the Company's consolidated financial statements from the date of acquisition.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The condensed consolidated balance sheet as of September 30, 2001 is based on the historical balance sheets of the Company and Teda Technologies Inc. as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of income for the three months ended September 30, 2001 are based on the historical statements of income of the Company and Teda Technologies Inc. for that period. The pro forma condensed consolidated statement of income assume that the acquisition took place on July 1, 2001.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and Teda Technologies Inc.

                                      TEDA TECHNOLOGIES INTERNATIONAL, INC. AND SUBSIDIARIES
                                          Pro Forma Condensed Consolidated Balance Sheet
                                                        September 30, 2001
                                                            (Unaudited)
                                                                Teda
                                                            Technologies          Teda
                                                           International,     Technologies
                                                                Inc.              Inc.            Adjustment         Pro Forma
                                                          ----------------  ----------------   ----------------  -----------------
Assets
Current Assets
    Cash and cash equivalents                            $             --  $        449,169                     $         449,169
    Prepaid expenses                                                5,000             7,732                                12,732
    Profit due from Teda Pioneer Technologies Co. Ltd.                 --            56,555                                56,555
                                                          ----------------  ----------------                     -----------------
Total Current Assets                                                5,000           513,456                               518,456
Investment in Teda Pioneer
    Technologies Co. Ltd., at cost                                     --           225,882                               225,882
Deferred costs, less amortization                                      --             1,539                                 1,539
                                                          ----------------  ----------------                     -----------------
                                                         $          5,000  $        740,877                     $         745,877
                                                          ================  ================                     =================
Liabilities and Shareholders' Equity

Current Liabilities

    Accounts payable and accrued liabilities             $          3,339  $             --                     $           3,339
    Due to related parties                                         28,007           122,863                               150,870
                                                          ----------------  ----------------                     -----------------
Total Current Liabilities                                          31,346           122,863                               154,209
Minority interest in consolidated net assets                           --            58,812                                58,812
                                                          ----------------  ----------------                     -----------------
                                                                   31,346           181,675                               213,021
                                                          ----------------  ----------------                     -----------------
Shareholders' Equity
                                                                                                         1,570
    Capital stock - par value                                         100             1,087             (1,087)             1,670
                                                                                                      (529,298)
    Additional paid in capital                                     37,572           529,298            557,632            595,204
    Retained earnings (Deficit)                                   (64,018)           28,817            (28,817)           (64,018)
                                                          ----------------  ----------------                     -----------------
                                                                  (26,346)          559,202                               532,856
                                                          ----------------  ----------------                     -----------------
                                                         $          5,000  $        740,877                     $         745,877
                                                          ================  ================                     =================
Approved on behalf of the board:

      "Jun Zhuo"                      , Director
--------------------------------------

      "Peng Chen"                     , Director
--------------------------------------

      "Steve Dadson"                  , Director
--------------------------------------

      "Richard Wang"                  , Director
--------------------------------------

                                      TEDA TECHNOLOGIES INTERNATIONAL, INC. AND SUBSIDIARIES
                                       Pro Forma Condensed Consolidated Statement of Income
                                               Three Months Ended September 30, 2001
                                                            (Unaudited)
                                                                Teda
                                                            Technologies          Teda
                                                           International,     Technologies
                                                                Inc.              Inc.            Adjustment         Pro Forma
                                                          ----------------  ----------------   ----------------  -----------------
Revenue
    Interest income                                      $             --               443                                   443
                                                          ----------------  ----------------                     -----------------
Costs and expenses
    Office costs                                                      140               140                                   280
    Professional fees                                               3,382            19,982                                23,364
                                                          ----------------  ----------------                     -----------------
                                                                    3,522            20,122                                23,644
                                                          ----------------  ----------------                     -----------------
Loss before income of non consolidated subsidiary
    - Teda Pioneer Technologies Co. Ltd.                           (3,522)          (19,679)                              (23,201)
Profit of non consolidated subsidiary
    - Teda Pioneer Technologies Co. Ltd.                               --            56,555                                56,555
                                                          ----------------  ----------------                     -----------------
                                                                   (3,522)           36,876                                33,354
Deduct:  Minority interest                                             --            (3,688)                               (3,688)
                                                          ----------------  ----------------                     -----------------
Profit (loss) from operations                                      (3,522)           33,188                                29,666
Provision for income taxes (Note B)                                    --                --                                    --
                                                          ----------------  ----------------                     -----------------
Net income (loss)                                        $         (3,522) $         33,188                     $          29,666
                                                          ================  ================                     =================


Earnings per common share                                                                                       $            0.00
                                                                                                                 =================

Weighted average number of shares outstanging                                                                          16,697,000
                                                                                                                 =================

             TEDA TECHNOLOGIES INTERNATIONAL, INC. AND SUBSIDIARIES
         Notes to Pro Forma Condensed Consolidated Financial Statements
                                   (Unaudited)

Note A. The pro forma adjustments to the condensed consolidated balance sheet are as follows:

         To reflect the acquisition of Teda Technologies Inc. and the allocation of the purchase price of the fair values of the assets acquired and liabilities assumed. The components of the purchase price and the net assets of Teda Technologies Inc. are as follows:

         Purchase price
         --------------

            Issuance of 15, 697,000 common shares
              at par value of $0.0001 per share                      $   1,570

         Stockholders' equity of Teda Technologies, Inc.
         -----------------------------------------------
         at September 30, 2001                                         559,202
         ---------------------                                       ---------

         Additional paid in capital representing excess of net
              assets acquired over cost                              $ 557,632
                                                                     =========

Note B.    Income Taxes

         The Company records its income taxes in accordance with Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes". The Company incurred net operating income during the period that did not exceed past net operating losses and as a result in the condensed financial statements there is a deferred tax asset, which is fully allowed for, therefore the net benefit and expense result in $-0-income taxes.

                                MOEN AND COMPANY
                              CHARTERED ACCOUNTANTS

PO Box 10129
1400 IBM Tower                                         Telephone: (604)662-8899
701 West Georgia Street                                      Fax: (604)662-8809
Vancouver, BC   V7Y 1C6

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT


To the Directors and Shareholders of
Teda Technologies Inc.

We have audited the Balance Sheet of Teda Technologies Inc. as of June 30, 2001, and the Statements of Income, Retained Earnings, Cash Flows and Changes in Stockholders' Equity for the period from inception of business on July 19, 2000 to June 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of Teda Technologies Inc. as of June 30, 2001, and the results of its operations and its cash flows for the period from inception of business on July 19, 2000 to June 30, 2001 in conformity with generally accepted accounting principles.


                                                              "Moen and Company"

                                                           Chartered Accountants
Vancouver, British Columbia, Canada
January 9, 2002

                                         TEDA TECHNOLOGIES INC.

                                             Balance Sheet
                                             June 30, 2001
                                            (In US Dollars)

                                                 Assets
Current Assets
    Cash and cash equivalents (Note 3)                                              $          121,816
                                                                                     =================

                                  Liabilities and Shareholders' Equity

Current Liabilities

    Due to related parties (Note 4)                                                 $          128,913
                                                                                    ------------------

Shareholders' Equity

    Capital stock (Note 5)
      Authorized
        10,000,000 Class A Common shares without par value
        10,000,000 Class B Common shares without par value
        10,000,000 Class C Common shares without par value
        10,000,000 Class D Common shares without par value
        10,000,000 Class A Preferred shares with a par value of CAD$0.01 each
      Issued
        10,000,000 Class A Common shares with a par value of CAD$0.0001 each                       667
         6,305,000 Class B Common shares with a par value of CAD$0.0001 each                       420
                                                                                    ------------------
                                                                                                 1,087
    Retained earnings (Deficit)                                                                 (8,184)
                                                                                    ------------------
                                                                                                (7,097)
                                                                                    ------------------
                                                                                    $          121,816
                                                                                    ==================
Approved on behalf of the board:

      "Jun Zhuo"                    , Director
------------------------------------

      "Peng Chen"                   , Director
------------------------------------

      "Steve Dadson"                , Director
------------------------------------

      "Richard Wang"                , Director
------------------------------------

            See Accompanying Notes and Independent Auditors' Report

                             TEDA TECHNOLOGIES INC.

                               Statement of Income
  For the Period From Inception of Business on July 19, 2000 to June 30, 2001
                                 (In US Dollars)


Revenue
    Interest income                                         $         2,822
                                                             ---------------


General and Administration Costs
    Bank charge and interest                                            184
    Office costs                                                        439
    Professional fees                                                 1,645
    License, dues and filing fees                                       603
    Travel and promotion                                              8,135

                                                             ---------------
                                                                     11,006
                                                             ---------------
Net profit (loss) for the period                            $        (8,184)
                                                             ===============


Earnings per common share                                   $          0.00
                                                             ===============

Weighted average number of shares outstanding               $    11,050,833
                                                             ===============


            See Accompanying Notes and Independent Auditors' Report

                             TEDA TECHNOLOGIES INC.
                        Statements of Retained Earnings
  For the Period From Inception of Business on July 19, 2000 to June 30, 2001
                                (In US Dollars)



    Profit (loss) for the period                            $        (8,184)

    Retained earnings (deficit), beginning of period         --------------

    Retained earnings (deficit), end of period              $        (8,184)
                                                             ==============



            See Accompanying Notes and Independent Auditors' Report

                             TEDA TECHNOLOGIES INC.

                             Statement of Cash Flows
  For the Period From Inception of Business on July 19, 2000 to June 30, 2001
                                 (In US Dollars)



Cash derived from (applied to)

    Operating activities
      Net profit (loss) for the period                      $        (8,184)
                                                             --------------

    Financing activities
      Capital stock issued                                            1,087
      Due to related parties                                        128,913
                                                             --------------
                                                                    130,000
                                                             --------------
    Investing activities                                                 --
                                                             --------------

Cash and cash equivalents, Increase during the period               121,816

Cash and cash equivalents, beginning of period               --------------

Cash and cash equivalents, end of period                    $       121,816
                                                             ==============


            See Accompanying Notes and Independent Auditors' Report

                                                      TEDA TECHNOLOGIES INC.
                                           Statement of Changes in Stockholders' Equity
                                     From Date of Inception on July 19, 2000 to June 30, 2001
                                                         (In U.S. Dollars)


                                                                                         Deficit Accum-

                                             Number of            Additional    Total    ulated During                  Total

                                              Common       par     Paid-in     Capital   The Develop-    Cumulative   Stockholders'

                                               Shares      Value   Capital      Stock     ment Stage     Translation    Equity
                                             --------------------------------------------------------------------------------------
19/07/00 issuance of common
   stock for cash                            10,000,000     $667                $667                                      $667

19/05/01 issuance of common
   stock for cash                             6,305,000      420                 420                                       420

Net loss for the period ended June 30, 2001                                   (8,184)       (8,184)
                                             --------------------------------------------------------------------------------------
Balance, June 30, 2001                       16,305,000   $1,087              $1,087       $(8,184)                    $(7,097)
                                             ======================================================================================

            See Accompanying Notes and Independent Auditors' Report

                             TEDA TECHNOLOGIES INC.
                          Notes to Financial Statements
                                  June 30, 2001
                                (In U.S. Dollars)

Note 1.   ORGANIZATION OF BUSINESS

         The Company was incorporated under the laws of the British Columbia, Canada on July 19, 2000.

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Basis of presentation

         These financial statements have been prepared in accordance with Accounting Principles Generally Accepted in the United States ("USGAAP).

         Use of estimates

         The preparation of financial statements in conformity with USGAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

         Cash and cash equivalents

         Cash and cash equivalents consist of cash on deposit and highly liquid short-term interest bearing securities with a maturity at the date of purchase of three months or less.

         Income Taxes

         Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statement at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

         Compensated absences

         Employees of the corporation are entitled to paid vacations, sick days and other time off depending on job classification, length of service and other factors. It is impractical to estimate the amount of compensation for future absences, and accordingly, no liability has been recorded in the accompanying financial statements. The corporation's policy is to recognize the costs of compensated absences when paid to employees.

                             TEDA TECHNOLOGIES INC.
                          Notes to Financial Statements
                                  June 30, 2001
                                (In U.S. Dollars)

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

         Net profit per share

         The Company adopted Statement of Financial Accounting Standards No. 128 that requires the reporting of both basic and diluted earnings per share. Basic earnings per share is computed by dividing net income available to common shareowners by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. In accordance with FASB 128, any anti-dilution effects on net loss per share are excluded.

         Disclosure about fair value of financial instruments

         The Company has financial instruments, none of which are held for trading purposes. The Company estimates that the fair value of all financial instruments at June 30, 2001 as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

         Concentration of credit risk

         Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents which are not collateralized. The Company limits its exposure to credit loss by placing its cash and cash equivalents with high credit quality financial institutions.

         Foreign currency translation

         The functional currency of the Company is the United States Dollar.

         The assets, liabilities, and operations of the Company are expressed in the functional currency of the Company in United States Dollars.

         Monetary assets and liabilities are translated at the current rate of exchange.

         The weighted average exchange rate for the period is used to translate revenue, expenses, and gains or losses from the functional currency to the reporting currency.

         The gain or loss on translation is reported as a separate component of stockholders' equity and not recognized in net income. Gains or losses on remeasurement are recognized in current net income.

                             TEDA TECHNOLOGIES INC.
                          Notes to Financial Statements
                                  June 30, 2001
                                (In U.S. Dollars)

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

         Gains or losses from foreign currency transactions are recognized in current net income.

         Fixed assets are measured at historical exchange rates that existed at the time of the transaction.

         Depreciation is recorded at historical exchange rates that existed at the time the underlying related asset was acquired.

         The effect of exchange rate changes on cash balances forms part of the reconciliation of change in cash and cash equivalents during the period.

Note 3.  CASH AND CASH EQUIVALENTS

         The total for cash and cash equivalents as at June 30, 2001, is made up as follows:

          Cash in bank current accounts              $    21,816
          Cash in lawyer's trust account                 100,000
                                                     -----------
          Total                                      $   121,816
                                                     ===========

Note 4.  RELATED PARTY TRANSACTIONS - $128,913

         The total amount due to related parties as at June 30, 2001 is $128,913. This amounts is unsecured, non interest bearing, with no specific terms of repayment.

Note 5.  CAPITAL STOCK

       a) Authorized:
          10,000,000 Class A Common shares without par value
          10,000,000 Class B Common shares without par value
          10,000,000 Class C Common shares without par value
          10,000,000 Class D Common shares without par value
          10,000,000 Class A Preferred shares with a par value of CAD$0.01 each

                             TEDA TECHNOLOGIES INC.
                          Notes to Financial Statements
                                  June 30, 2001
                                (In U.S. Dollars)

  Issued and outstanding common shares as at June 30, 2001, are as follows:

                                                        Additional
                         Issued     Number of    Par      Paid-in
                          Date       Shares      Value    Capital     Total
                       ----------  ------------ ------- ------------ ---------
Class A Common shares  19/07/2000  10,000,000   $  667*                $  667

Class B Common shares  19/05/2001   6,305,000      420*                   420
                                   ----------   ------- ------------ ---------
Balance                30/06/2001  16,305,000    1,087                  1,087
                                   ==========   ======= ============ =========

* price at par value of CAD$0.0001 per share equivalent of US$0.0000667

Note 6.  FINANCIAL INSTRUMENTS

         The Company's financial instruments consist of cash and cash equivalents and due to related parties. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial statements approximates their carrying values.

Note 7.  PENSION AND EMPLOYMENT LIABILITIES

         The Company does not have liabilities as at June 30, 2001, for pension, post-employment benefits or post-retirement benefits. The Company does not have a pension plan.

Note 8.  SUBSEQUENT EVENTS

     a) Teda Technologies Inc. acquired a 90% interest in Tianjin Wanfang Teda Science and Technology Co. Ltd. as at October 1, 2001 for a consideration of $1.00. The latter company owns 48% of Teda Pioneer Technologies Co. Ltd. The majority (52%) owner of Teda Pioneer Technologies Co. Ltd. is Yu Xun Chuang Xian Information Development Co. Ltd.

     b)  Option Agreement

         As at October 1, 2001, the Company signed an option agreement with Teda Pioneer Technologies Co. Ltd. ("Pioneer"). Terms and conditions are as follows:

         1. Option to have General Appointment

         Pioneer hereby grants Teda Technologies Inc. ("TTC") an option (Option) to be Pioneer's manager to manage the affairs of Pioneer's Business in accordance with the terms of an agreement (PSA) which automatically takes full force and effect upon TTC investing $500,000 US (Investment) at any time on or before the expiry date 12 months from the date of this agreement.

         2. The PSA entitles TTC to earn a 27% of the net profit (Net Profit) of the Business by reason of its management contribution set forth in the PSA and its Investment which Net Profit it is agreed may, at TTC's option be converted in whole 4 or in part to equity in Pioneer provided the rules and regulations in China permit such ownership

         3. Termination

         This Agreement shall terminate and be of no further force or effect if TTC fails to make the Investment by the Expiry Date unless such date is extended by mutual agreement and in the event TTC does not exercise Option TTC will have no further rights to manage the affairs of Pioneer nor be entitled to any share of its Net Profits save through its ownership in Wang Fang Teda (Tianjin) Technologies Development Co. Ltd., a company subsequently incorporated on October 29, 2001.

         4. Notice

         Notices as to disputes or termination to be given under this Agreement shall be signed by the party giving such notice and mailed by certified or registered mail, addressed to the party to be notified at its then current business address as set forth at the beginning of this Agreement or as subsequently changed by giving notice. Notice as to address changes, pricing changes, warranty changes and other matters relating to policy and business may by given to such addresses, by facsimile transmission, telex, telegram or first class mail. Notices by mail shall be deemed given three days after mailing.

         5. Settlement of disputes and Governing Law

         5.1 In the event a dispute arises in connection with the interpretation of this Agreement, the parties shall attempt in the first instance to resolve such dispute through amicable consultations. If the dispute cannot be resolved within thirty (30) days the dispute may refer the dispute to arbitration by the Beijing International Arbitration Committee ("Committee"). The number of arbitrators shall be three. The claimant(s) in the dispute shall appoint one arbitrator within thirty
         (30) days of filing notice of the arbitration, and the respondent(s) in the dispute shall appoint one arbitrator within thirty (30) days thereafter. If the respondent fails to so appoint an arbitrator, the Arbitration Centre shall appoint the second arbitrator. The two arbitrators thus appointed shall choose the third arbitrator, and if they fail to do so within thirty (30) days after the appointment of the second arbitrator, the third arbitrator shall be appointed by the Committee. The arbitration proceedings shall be conducted in the English language.

         5.2. Any award of the arbitrators shall be final and binding on the parties. The costs of arbitration shall be borne by the losing party, unless the arbitrators determine that this would be inequitable. The parties agree and recognize that any award of the arbitrators shall be recognizable and enforceable in any court having jurisdiction over the party against whom the award was rendered, and also wherever assets of such party are located.

         5.3. The legal relations between the parties under this contract shall be interpreted in accordance with the substantive laws of China. Any disputes between the parties concerning their legal obligations arising under this contract which are submitted to arbitration pursuant to this clause shall be decided pursuant to the substantive laws of China.

         6. Conditions

         Pioneer agrees that during the currency of this agreement TTC will not offer any of its equity nor rights to its profits similar to the PSA to any other party.

         7. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective administrators and successors.

    c)   Share Exchange Agreement

         As at October 1, 2001 the Company signed a share exchange agreement with Teda Technologies International, Inc., a Nevada Company, whereby the latter company acquired from the shareholders all of the shares of Teda Technologies Inc. in exchange for 15,697,000 shares of Teda Technologies International, Inc. at a par value of $0.0001 per common share, representing approximately 94% of the issued and outstanding shares of Teda Technologies International, Inc. after giving effect to the agreement.

         Teda Technologies Inc., thereby will become a wholly owned subsidiary of Teda Technologies International, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEDA Technologies International Inc.



DATED: January 11, 2002                 /s/ Edwin Chen   ,
                                        ----------------------------------------
                                        Name: Edwin Chen
                                        Title: Vice President and Director


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